Exhibit 10.1

FIRST AMENDMENT TO

EQUITY DISTRIBUTION agreement

This FIRST AMENDMENT TO EQUITY DISTRIBUTION AGREEMENT (this “Amendment”) is entered into as of July 27, 2026, by and between Co-Diagnostics, Inc., a Utah corporation (the “Company”), and Maxim Group LLC (the “Agent”).

WHEREAS, the Company and the Agent entered into an Equity Distribution Agreement, dated October 20, 2025 (the “Agreement”), pursuant to which the Company may issue and sell, through the Agent, its shares of common stock;

WHEREAS, the Agreement provides that the Company may cause the Agent to sell common stock of the Company having an aggregate offering price of up to $10 million;

WHEREAS, the Company and the Agent wish to amend the introductory paragraph and Sections 2(a) and 7(a) of the Agreement to remove the limit on the number of shares of the Company’s common stock that may be sold pursuant to the Agreement;

WHEREAS, sales of the Common Stock under the Agreement have been made pursuant to the Company’s registration statement on Form S-3 (File No. 333-270628), initially declared effective by the Securities and Exchange Commission (the “Commission”) on April 6, 2023 (as amended or supplemented from time to time, the “Existing Registration Statement”);

WHEREAS, the Company filed a new base registration statement on Form S-3 (File No. 333-295803) with the Commission, which was declared effective on May 15, 2026, and intends to file a prospectus supplement to such registration statement to register additional shares of Common Stock for offer and sale under the Agreement (the registration state together with such prospectus supplement, the “New Registration Statement”); and

WHEREAS, the parties desire to amend the Agreement to provide that, all references in the Agreement to the registration statement and related documents shall be deemed to include the New Registration Statement and the corresponding documents relating thereto.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Agent hereby agree as follows:

1. Amendment to the Introductory Paragraph of the Agreement. The introductory paragraph of the Agreement is hereby amended and restated in its entirety as follows:

“Co-Diagnostics, Inc., a Utah corporation (the “Company”), proposes to issue and sell through Maxim Group LLC (the “Agent”), as sales agent, shares of common stock, par value $0.001 per share (“Common Stock”), of the Company (the “Shares”) on terms set forth herein. The Shares consist entirely of authorized but unissued shares of Common Stock to be issued and sold by the Company.”

2. Amendment to “Purchase, Sale and Delivery of Shares.” Sections 2(a) and 2(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

(a) At the Market Sales. On the basis of the representations, warranties and agreements herein the Company agrees that, from time to time on the terms and subject to the conditions set forth herein, it may issue and sell through the Agent, acting as sales agent, Shares; provided, however, that in no event shall the Company issue or sell through the Agent such number of Shares that (a) exceeds the number or dollar amount of shares of Common Stock registered on the Registration Statement pursuant to which the Offering is being made, (b) exceeds the number of authorized but unissued shares of Common Stock under the Company’s Articles of Incorporation, as amended or (c) would cause the Company or the Offering to not satisfy the eligibility and transaction requirements for use of Form S-3 (including, if then applicable, General Instruction I.B.6 of Form S-3) (the lesser of (a), (b) and (c), the “Maximum Amount”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 2(a) on the number and aggregate sales price of Shares issued and sold under this Agreement shall be the sole responsibility of the Company and the Agent shall have no obligation in connection with such compliance. Notwithstanding the foregoing, the Company agrees that it will provide the Agent with written notice of the Maximum Amount available for sale of the Shares no less than one (1) Business Day prior to the date on which it makes the initial sale of Shares under this Agreement. “Business Day”, as used herein, shall mean any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed; provided that banks shall not be deemed to be authorized or obligated to be closed due to a “shelter in place,” “non-essential employee” or similar closure of physical branch locations at the direction of any governmental authority if such banks’ electronic funds transfer systems (including for wire transfers) are open for use by customers on such day.

(i) For purposes of selling the Shares through the Agent, the Company hereby appoints the Agent as exclusive agent of the Company for the purpose of soliciting purchases of the Shares from the Company pursuant to this Agreement and the Agent agrees to use its commercially reasonable efforts to sell the Shares on the terms and subject to the conditions stated herein.

3.	Amendment to “Termination of this Agreement.” Section 7 of the Agreement is hereby amended and restated in its entirety as follows:

“7. Termination of this Agreement. The term of this Agreement shall begin on the date hereof, and shall continue until termination by either the Agent and the Company upon the provision of ten (10) days written notice. Any such termination by mutual agreement shall in all cases be deemed to provide that Section 3(g), Section 5 and Section 6 shall remain in full force and effect. Notwithstanding the foregoing, the Agent shall have the right, in its sole discretion, to terminate this Agreement if at any time from the date of this Agreement to the effectiveness of the Registration Statement, the Agent is not fully satisfied, in its sole discretion, with the results of its and its representatives’ review of the Company and the Company’s business.”

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4. New Registration Statement.

a.	As used in this Amendment and the Agreement, the term “New Registration Statement” shall mean any new registration statement on Form S-3 (or any successor form thereto) filed by the Company with the Commission after October 20, 2025 for purposes of registering the offer and sale of shares of Common Stock under the Agreement, including all amendments thereto, all documents filed as a part thereof or incorporated by reference therein, and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), to register additional shares of Common Stock.

b.	Upon the effectiveness of any New Registration Statement, all references in the Agreement to “Registration Statement,” “Base Prospectus,” “Prospectus,” “Prospectus Supplement,” and any other defined terms relating to the registration statement and the prospectus included therein shall be deemed to refer to, and include, as applicable, the corresponding documents forming part of or relating to such New Registration Statement, the base prospectus included therein and any prospectus supplement thereto. All representations, warranties, covenants, agreements, and conditions set forth in the Agreement with respect to the Existing Registration Statement and the prospectus included therein shall apply to each New Registration Statement and the prospectus included therein with the same force and effect as if originally made with respect thereto.

5. No Further Amendment. Except as amended by this Amendment, the Agreement remains unaltered and shall remain in full force and effect.

6. Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Agreement.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. Signatures delivered by facsimile, electronic mail (including as a PDF file) or other transmission method shall be deemed to be original signatures, shall be valid and binding, and, upon delivery, shall constitute due execution of this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, each of the Company and the Agent has caused this Amendment to be executed and delivered by its officer thereunto duly authorized as of the date first above indicated.

COMPANY

CO-DIAGNOSTICS, INC.

By:	/s/ Dwight H. Egan
Name:	Dwight H. Egan
Title:	Chief Executive Officer

AGENT

MAXIM GROUP LLC

By:	/s/ Ritesh Veera
Name:	Ritesh Veera
Title:	Co-Head of Investment Banking

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